EXHIBIT 10.1

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”.  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

LICENSE AGREEMENT

BETWEEN

POZEN INC.

AND

Cilag GmbH International

-

This License Agreement is made by and between

Pozen Inc. 1414 Raleigh Road, Suite 400 Chapel Hill, NC 27517
(hereinafter referred to as “Pozen”)

and

Cilag GmbH International
Landis+Gyr-Strasse 1
6300
Zug, Switzerland

(hereinafter referred to as “J-C”)

Pozen and J-C are individually referred to as a “Party” and collectively referred to as the “Parties”.

WITNESSETH THAT:

WHEREAS, Pozen owns or controls certain proprietary technology, patents, know-how and information relating to development, manufacture and commercialization of pharmaceutical products containing sumatriptan and naproxen; and

WHEREAS, J-C is engaged in the research, development, marketing and sale of pharmaceutical products; and

WHEREAS, J-C and Pozen are mutually desirous for J-C to acquire rights for registration, manufacturing, and commercialization of pharmaceutical products containing sumatriptan and naproxen in the Territory (as hereinafter defined) under the terms and conditions hereof.

NOW, THEREFORE, it is agreed between the Parties as follows:

2. DEFINITIONS

2.1
The following terms as used in this Agreement (as hereinafter defined) shall, unless the context clearly indicates to the contrary, have the meanings set forth in this Section (applicable both to the singular and the plural forms):

2.1.1
“Affiliate” means, with respect to each Party, any Person which directly or indirectly through one or more intermediaries i) has control over such Party, ii) is under control of such Party, iii) is under control of any of i) or ii), or iv) is under common control with such Party.  For the purposes of this Section and Section 1.1.6 only the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Party, whether through the ownership of more than 50% of the issued and outstanding voting and/or equity rights, by contract or otherwise.

2.1.2	“Agreement” means this Licensing Agreement.

2.1.3	“Business Day” means Monday, Tuesday, Wednesday, Thursday or Friday of any week, other than such a day on which a Switzerland federal government holiday falls.

2.1.4
 “Calendar Quarter”: shall mean a calendar quarter based on the J&J Universal Calendar for that year (a copy of which is attached hereto for 2011 through 2020 as Schedule 1.1.4 and shall be updated by J&J for each Calendar Year (as defined herein) of the Term consistent with the J&J Universal Calendar used for J&J’s internal business purposes; provided, however, that the first calendar quarter for the first Calendar Year shall extend from the Effective Date to the end of the then current Calendar Quarter and the last Calendar Quarter shall extend from the first day of such Calendar Quarter until the effective date of the termination or expiration of the Agreement.

2.1.5	“Calendar Year” means a calendar year based on the J&J Universal Calendar.

2.1.6
 “Change of Control” means those instances where a Person having, at the date of this Agreement, control of a Party ceases to have such control save in respect of a transfer, consolidation or restructuring with an Affiliate. For the purposes of this Section and Section 1.1.1 only the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Party, whether through the ownership of more than 50% of the issued and outstanding voting and/or equity rights, by contract or otherwise.

2.1.7
“Commercially Reasonable Efforts” means the level of efforts and resources required to carry out a particular task or obligations in a diligent and sustained manner using those efforts that J-C and its Affiliates would devote to its own pharmaceutical products of similar market or commercialization potential at a similar stage in its product life cycle taking into account, without limitation, the *** by *** as of the Effective Date and/or at any time during the Term, the *** of *** and the ability to establish and maintain a *** . “Commercially Reasonable” has an analogous meaning.

2.1.8
“Controlled” or “Controls” means, as of the Effective Date (as defined below), with respect to any Patent or Know How that the applicable Party or its Affiliates own or has a license to such Information or intellectual property right and has the ability to grant access to, and a license or sublicense (as applicable) under, to such Patent or Know How, in each case without violating the terms of a written agreement with a Third Party.

2.1.9	“Effective Date” means the date of execution of this Agreement by the last Party to sign below.

2.1.10	“Field” means Prescription Therapeutics for the treatment or *** of all human diseases and conditions.

2.1.11
“First Commercial Sale” means, on a country-by-country basis, the date of J-C’s, its Affiliates’ or Sublicensees’ first commercial sale of a Product to a Third Party customer following receipt of approval of the MA and subsequent pricing reimbursement, wherever required for the Product in that country. For the purposes of clarity, a sale of product in a country prior to receiving approval of the MA for that Product (so-called “named patient sales”) shall not be considered a First Commercial Sale of a Product in that country.

2.1.12	“J-C Inventions” means an Invention Controlled by J-C which is embodied in the Product as approved by a Regulatory Authority in any country of the Territory.

2.1.13	“J-C Know-How” means all Know-How Controlled by J-C during the Term, used in the manufacture, use or sale of the Product as approved by a Regulatory Authority in any country of the Territory.

2.1.14	“J-C Patents” means any Patent claiming a J-C Invention.

2.1.15
 “Indication” means a separate and distinct disease, disorder or medical condition that a Product is intended to diagnose, treat, prevent, cure, or ameliorate, for human use, and/or that is the subject of a Marketing Authorization that is intended to result in distinct labelling within the indications section of the label relevant to usage in the disease, disorder or medical condition that is separate and distinct from another disease, disorder or medical condition.

2.1.16
“Invention” means any Know How or discoveries, whether or not patentable, conceived or generated by or on behalf of a Party, or Controlled by a Party, during the Term concerning the research, development, registration, improvement, processing, formulation, manufacture or medical use of a Product.

2.1.17
 “Know-How” means all non-public information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, including databases, practices, methods, techniques, specifications, formulations, formulae, knowledge, skill, experience, test data including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data.

2.1.18
“Licensee” shall mean any Affiliate or Third Party to which Pozen has explicitly granted as of the Effective Date, or explicitly grants during the term of this Agreement or at any time thereafter rights with respect to the developing, registration, making, selling, using, possessing, offering for sale or importing of  the Products.

2.1.19
“Losses” means any and all claims, liabilities, losses, costs, actions, suits, damages, fines, penalties and all reasonable expenses related thereto (including, without limitation, reasonable fees of external attorneys and other professional advisors or consultants incurred in the defence and/or investigation thereof), however, excluding any corporate allocation for use of similar in-house services or facilities), which may be brought against and/or suffered by either Party or its Affiliates.

2.1.20
“Manufacturing Costs” means, with respect to any bulk product or finished product, the actual fully allocated cost of manufacturing such product determined in accordance with generally accepted accounting principles applied consistently throughout the organization of the Party determining such costs, which consists of the direct and indirect cost of any raw materials, packaging materials and labor (including benefits) utilized in such manufacturing (including formulation, filling, finishing, quality control and stability testing, labeling and packaging, as applicable) plus an appropriate share of all factory overhead, both fixed and variable, allocated to the product being manufactured, in accordance with the normal accounting practices for all other products manufactured in the applicable facility.

2.1.21	“Marketing Authorisation Application” or “MAA” means an application filed with the applicable Regulatory Authority competent to issue a Marketing Authorisation.

2.1.22
“Marketing Authorisation” or “MA” means, with respect to each country in or outside the Territory for a particular Product, the regulatory approval issued by the applicable competent Regulatory Authority in such country allowing for the commercialisation of such Product in such country for a particular Indication or Indications either as a drug, per se, or in combination with a medical device. It is understood that the term “Marketing Authorisation” or “MA” does not include pricing or reimbursement approval.

2.1.23	“Net Sales” means the gross sales less the following deductions actually imposed on or allowed by Licensee, its Affiliates or permitted Sublicensees relative to the Product in question:

i)
the following trade, cash and/or quantity discounts not already reflected in the amount invoiced and/or received: (a) discounts to governmental or managed care organizations; (b) rebates actually paid or credited, including government rebates; and (c) customary discounts actually granted to customers and distributors as reflected on the same invoice as for the sale of Products excluding commissions for commercialisation.

ii)
adjustments actually credited or paid for spoiled, damaged, outdated, recalled and returned Product(s), to the extent related to the gross amount invoiced and substantiated by reasonable documentation;

iii)	amounts repaid or credited because of chargebacks, retroactive price reductions (limited to ***) or billing errors; and

iv)
sales and excise taxes and duties and other similar governmental charges imposed on the sale of Product(s) (including VAT, but only to the extent such VAT taxes are not reimbursable or refundable), in each case to the extent invoiced to customers and/or otherwise included within gross amounts invoiced.

All afore-mentioned deductions shall only be allowable to the extent they are commercially reasonable in the relevant country of the Territory. Net Sales shall be calculated in accordance with J-C’s and its Affiliates standard internal policies and procedures and accounting standards, conforming to U.S. generally accepted accounting principles or comparable European standards, consistently applied throughout the organization across all pharmaceutical product lines.  All such discounts, allowances, credits, rebates, and other deductions shall be fairly and equitably allocated to all products of Licensee and its Affiliates and Sublicenses such that the Products do not bear a disproportionate portion of any such deductions.

2.1.24
“Patents” means all issued, unexpired patents and all reissues, renewals, re-examinations and extensions thereof (including, but not limited to, by virtue of any supplementary protection certificates and/or patent term restorations or their equivalents), and patent applications therefor, and any divisions or continuations, in whole or in part, thereof.

2.1.25
"Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, syndicate, sole proprietorship, unincorporated association or any other form of business entity not specifically listed herein or a combination thereof as well as governmental bodies and authorities.

2.1.26	"Pozen" means Pozen and all of its Affiliates.

2.1.27	“Pozen Invention” means an Invention Controlled by Pozen, and all intellectual property rights appurtenant thereto.

2.1.28	“Pozen Know-How” means Know-How that POZEN Controls as of the Effective Date or at any time during the Term useful for the development, manufacture, use or sale of any Product.

2.1.29	“Pozen Patent” means all Patents Controlled by POZEN as of the Effective Date or at any time during the Term that are useful for J-C to conduct its activities under this Agreement

2.1.30	“Pozen Technology” means all Pozen Know-How, Pozen Inventions and Pozen Patents. The Pozen Technology as of the Effective Date is listed in Schedule 1.1.30 attached hereto and made a part hereof.

2.1.31	“Prescription Therapeutics” means any brand or generic medication authorized by a Regulatory Authority.

2.1.32	"Product(s)" means any product combining naproxen, its salts and esters, and *** sumatriptan as sumatriptan and its salts, in any oral formulation.

2.1.33
“Regulatory Authority” means any regulatory agency, ministry, department or other governmental body having authority in any country to control the development, manufacture, marketing and/or sale of the Product.

2.1.34
“Regulatory Dossier” means that portion of the Pozen Know-How consisting of data Controlled by Pozen which may be relevant to a Marketing Authorization Application for the Product in the Territory in the Field.

2.1.35	“Sublicensee” means any sublicensee of J-C’s license rights hereunder permitted or approved by Pozen pursuant to Section 2.6.12.10.1.

2.1.36	“Term” means the Initial Term and any Renewal Term, if applicable.

2.1.37	“Territory” means Brazil, Ecuador, Peru and Columbia, including their territories and possessions, as may be amended by mutual agreement of the Parties.

2.1.38	“Third Party” means any Person other than the Parties and their respective Affiliates.

2.1.39	“Year” means any 12 month period.

3. APPOINTMENT & SCOPE

3.1 License Grant to J-C

3.1.1	Subject to the terms and conditions of this Agreement, Pozen grants to J-C and its Affiliates, the following, during the Term:

i)	an exclusive, royalty-bearing license in the Territory under the Pozen Technology to ***, Products for use in the Field; and

ii)	A worldwide, except for the United States, non-exclusive, royalty-bearing license under the Pozen Technology to *** the Product for use in the Field in the Territory.

3.2 License to Pozen

3.2.1	J-C hereby grants to POZEN a exclusive, royalty-free, irrevocable license, with the right to sublicense, to any *** or to ***, to *** the Product in the Field outside the Territory.

3.3 Reservation of Rights

3.3.1
No right or license under any intellectual property right of either Party or its Affiliates is or shall be granted to the other Party or its Affiliates, by implication or otherwise, and each Party retains all rights except as expressly set forth herein.

3.4 Ownership

3.4.1	Pozen and its Affiliates and Licensees, as applicable, shall retain ownership of, and all rights, title, and interest in and to, the Pozen Technology.

3.5 Territory Restriction

3.5.1
J-C undertakes that it and its Affiliates will not, on their own or through a Third Party on their behalf, register, manufacture, and/or commercialize pharmaceutical products containing both sumatriptan and naproxen and/or make or solicit any sales of pharmaceutical products containing both sumatriptan and naproxen outside the Territory.

3.5.2
Pozen undertakes that it and its Affiliates, will not, on their own or through a Third Party on their behalf, register, manufacture, and/or commercialize pharmaceutical products containing both sumatriptan and naproxen and/or make or solicit any sales of pharmaceutical products containing both sumatriptan and naproxen within the Territory.

3.6 Sublicensees

3.6.1
The rights granted under Section 2.1.1 are non-sublicensable by J-C to a Third Party without the prior written consent of Pozen, which consent shall not be unreasonably withheld; provided, however, that J-C may without the prior written consent of Pozen sublicense such rights to an (i) Affililate or (ii) Third Party contractors to conduct activities under this Agreement on behalf of J-C.  In the event that J-C sublicenses its rights to an Affiliate, J-C will inform Pozen of the granting of such sublicense within sixty (60) days following the grant thereof.

3.7 Independent Purchaser Status

3.7.1
J-C, its Affiliates and permitted Sublicensees are or will be independent sellers of the Product. J-C, its Affiliates and permitted Sublicensees will not be considered an agent, franchisee or joint venturer or legal representative of Pozen or its Affiliates for any purpose, and no director, officer, agent, or employee of J-C, its Affiliates and permitted Sublicensees will be, or be considered, an agent or employee of Pozen or its Affiliates. Except as expressly provided under this Agreement, J-C, its Affiliates and Sublicensees are not granted and will not exercise the right or authority to assume or create any obligation or responsibility on behalf of or in the name Pozen or its Affiliates

4. DEVELOPMENT & REGISTRATION

4.1 Obtaining of Marketing Authorisation

4.1.1
J-C and its Affiliates shall undertake Commercially Reasonable Efforts to obtain and, once obtained, to maintain the Marketing Authorisation for the Product in each country of the Territory.  Without limiting the foregoing, J-C will:  (a) after the Effective Date, *** schedule and coordinate to meet with the *** to determine the *** for *** of the Product in ***; (b) within *** (***) days of the above-referenced meeting with the *** or of J-C’s receipt of the necessary *** from the ***, provide POZEN with a development plan which reflects the results of such meeting and describes the activities required to *** for the Products in each ***of the ***, such development plan to then be attached to this Agreement as Schedule 3.1.1 and made a part hereof, and (c) within *** (***) days of the submission of an MAA for a Product to the ***, provide Pozen with a *** for each *** of the *** other than ***.  Regardless of the foregoing, J-C is under no obligation to *** to *** such ***.  Further, J-C will have no obligation to *** for any Product except that J-C will undertake Commercially Reasonable Efforts to *** as required by the *** for commercial Product in *** to meet the obligations in this Section 3.1.1.

4.1.2
Until such time as J-C has obtained Marketing Authorizations in each country of the Territory, *** per year J-C will provide to Pozen a written report describing *** the *** and ***.  Promptly following Pozen’s receipt of each report, the Parties will meet (in person or by telephone) to discuss the report.

4.2 Disclosure of Pozen Know-How; Pozen Support

4.2.1
As soon as reasonably practicable, but in no event more than *** (***) days after the Effective Date,  Pozen, at its cost and expense, will provide J-C and its Affiliates with copies (in electronic form) of the Pozen Know-How as of the Effective Date, including the ***, as described in Schedule 1.1.30 hereof4.6. Notwithstanding the foregoing, nothing in this Section 3.2.1 will be construed as requiring Pozen to ***, or to provide any ***of Pozen Know-How.  3.14.1

4.2.2
Following the receipt by J-C of the Pozen Know-How, including the ***, upon request from J-C at any time until approval of the Marketing Authorization Application by the ***, Pozen will provide reasonable assistance to J-C, its Affiliates and permitted Sublicensees to respond to technical inquires of J-C regarding the Pozen Know-How.  Such reasonable assistance will be provided via electronic and/or telephonic communication, and will include ***, at J-C’s reasonable expense, by a *** to J-C’s *** site to advise on *** for the Product.  Should J-C determine that *** are necessary to facilitate the *** for the Product, J-C may request such ***, which request Pozen will consider in good faith.

4.3 Adverse Event Reporting.

4.3.1
In the event that Pozen becomes subject to a reporting obligation to any Regulatory Authority with respect to a Product at any time during the Term, Pozen will promptly notify J-C of such obligation, and in  order to ensure compliance with safety reporting requirements in the respective territories of the Parties, the Parties shall agree on a process and procedure for sharing pharmacovigilance information which shall be documented in a pharmacovigilance agreement (hereinafter referred to as “Pharmacovigilance Agreement”). Within *** (***) days from the Effective Date, each Party shall assign a representative to begin discussions to ensure a Pharmacovigilance Agreement is adopted within *** (***) days from the Effective Date.  For the avoidance of doubt, where Pozen and/or its licensee of Pozen wishes to commercialize the Product anywhere in the world outside of the Territory using *** of the Product, Pozen and/or its licensee must obtain *** using the Product ***.

4.4  Manufacturing.

4.4.1
J-C will assume all responsibility for all its or its sublicensees activities related to the manufacture and supply of the Products for development and commercialization in the Territory, including the production of clinical trial materials and commercial supply as set forth in the development plan; provided, however that J-C’s use of Commercially Reasonable Efforts to develop a commercial manufacturing process for the Products are limited to the development of a commercial process based on *** as part of the ***.

5. DISTRIBUTION & MARKETING OBLIGATIONS OF J-C

5.1 Commercialization of Product

5.1.1
J-C and its Affiliates shall be solely responsible for, and will bear all costs and expenses associated with the commercialization of Products in the Territory.  J-C and its Affiliates will use Commercially Reasonable Efforts to market and commercialize, the Products in each country of the Territory, including launching the Product within *** (***) days following the receipt by J-C or its Affiliates of the relevant MA and, where legally required or reasonably necessary for commercializing the Product, appropriate pricing and reimbursement approval.

5.2 Commercialization Plan

5.2.1
J-C’s marketing and sale of the Product in the Territory will be conducted in accordance with an annual strategic and commercialization plan prepared by J-C (the “Commercialization Plan”).  The Commercialization Plan will include a summary of the launch and marketing and selling plan for the Product in each country of the Territory, including an approximate timeline for the launch of the Product in each country of the Territory, and a financial forecast.  The initial Commercialization Plan will be provided to POZEN *** (***) days prior to the estimated launch of the Product in each country of the Territory.  Thereafter, no later than December 1st of each year, J-C will provide POZEN with an updated Commercialization Plan for the upcoming year.  Promptly following Pozen’s receipt of each Commercialization Plan, the Parties will promptly meet (in person or by telephone) to discuss such Commercialization Plan.

5.3 Compliance with Laws

5.3.1	J-C and Pozen and their Affiliates shall comply with all applicable laws and regulations in performing their respective obligations under this Agreement.

5.3.2	Without limiting the generality of the foregoing, J-C or its Affiliates shall:

i)
maintain in effect at all times all licences, permits and regulatory approvals, including but not limited to Marketing Authorization Applications and Marketing Authorizations, required under applicable laws to market, distribute and sell the Product during the period in which J-C markets a Product in the relevant country of the Territory;

ii)	market, sell and distribute the Product in accordance with the Marketing Authorisation in the relevant country of the Territory and all other applicable licences, permits and regulatory approvals;

iii)
not make any efficacy, safety or other claims with respect to the Product which are not permitted by the Marketing Authorisation in the relevant country of the Territory during the period in which a Product is marketed in said country.

Notwithstanding the foregoing, the provisions of Section 4.3.2 apply only where J-C is actively marketing, distributing and selling the Product in the Territory.

5.4	Ethical Business Practices

5.4.1
In connection with activities related to or under this agreement, the Parties have not and during the Term will not either directly or indirectly: (a) use any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (b) make any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (c) violate any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”); (d) establish or maintain any unlawful or unrecorded fund of corporate monies or other assets; (e) make any false or fictitious entry on their books or records; or (f) make any bribe, rebate, payoff, influence payment, kickback, or other payment of a similar or comparable nature, whether lawful or not, to any person or entity, private or public, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or pay for favorable treatment for business secured or for special concessions already obtained.

5.4.2
J-C and Pozen each warrant that none of its and its Affiliates officers, directors, partners, owners, principals, employees or agents is an official or employee of a governmental agency or instrumentality or a government owned company in a position to influence action or a decision regarding the activities of J-C or Pozen or their Affiliates contemplated in this Agreement.

5.4.3
J-C and Pozen each expressly understands and agrees that any breach this Section 5.6 is considered a material breach of this Agreement entitling the other Party (Pozen or J-C) to terminate this Agreement with immediate effect pursuant to Section 10.3.113.4.1iii) hereof.

6. CONFIDENTIALITY

6.1 Confidentiality

6.1.1
The Parties acknowledge that they will generate and/or exchange certain confidential information during the Term. Any such confidential information and any confidential information disclosed pursuant to the Confidential Disclosure Agreement between Pozen and Ortho-McNeil-Janssen Pharmaceuticals, Inc. dated ***, and the Confidential Disclosure Agreement between Pozen and Janssen-Cilag Pharmaceutica Ltda. dated *** is subject to the terms and conditions of this Article 56.3.

6.1.2
Each Party receiving confidential information from the other Party under this Agreement expressly acknowledges the other Party’s sole legal title to such confidential information.  All confidential information disclosed pursuant to this Article 5 will be identified as confidential by the disclosing Party at the time of disclosure.

6.1.3	Each Party agrees:

i)	to hold in strict confidence all confidential information and not to disclose it to any Third Party without the prior written consent of the other Party;

ii)	to solely use all confidential information for exercising its rights and/or performing its obligations under this Agreement (hereinafter the “Purpose”);

iii)
to take all reasonable precautions necessary or prudent to prevent material in its possession or control that contains or refers to confidential information from being lost, discovered, used, intercepted or copied by any Third Party; and

iv)
to disclose confidential information only to such of its directors, officers, and employees, and those of its Affiliates, actual or potential permitted Sublicensees and subcontractors 2.10and external consultants, on a "need to know" basis, who are required by their duties to have knowledge of the confidential information for the Purpose, on the condition that each such Person (a) is informed that the disclosed information is confidential; and (b) is bound by obligations, in writing or which are implicit under applicable laws, of confidentiality and restrictions of use towards the confidential information they have received that are no less strict than those set forth herein and not to disclose the confidential information to any Person or to use such information except for the Purpose. It is understood that the Party sharing the confidential information with such Persons shall be liable for any breach by each such Person of the obligations of confidentiality and restrictions of use hereunder.

6.1.4	The non-use and non-disclosure obligations set forth in this Article 5 will not apply to information disclosed by a Party for which the receiving Party can show by competent proof:

i)	at the time of disclosure is in the public domain or thereafter becomes part of the public domain through no fault of the receiving Party;

ii)	was in the receiving Party’s possession prior to the time of disclosure by the disclosing Party;

iii)	is independently made available to the receiving Party by a Third Party without violation of a confidential relationship with the disclosing Party; or

iv)	was independently developed by the receiving Party without the use of or reference to any Confidential Information of the disclosing Party.

6.1.5	Notwithstanding the foregoing Section 5.1.3, a Party shall be entitled to disclose confidential information to the government or other regulatory authorities:

i)
to the extent required by applicable law or court order provided that, if possible, such Party furnishes the other Party with written notice that the confidential information is proposed to be disclosed sufficiently in advance of the proposed disclosure so as to provide the other Party with reasonable opportunity to seek to prevent the disclosure of or to obtain a protective order for the confidential information; and

ii)
to the extent that such disclosure is necessary for authorizations to conduct pre-clinical studies, clinical studies or post-approval clinical studies or as required for the filing or maintenance of a  MAA or MA, provided such Party is then otherwise entitled to engage in such activities in accordance with the terms of this Agreement and then subject to obligations of confidentiality, non-disclosure and non-use to the maximum extent legally available or feasible.

iii)
as necessary to prosecute or defend litigation or otherwise establish rights pursuant to procedures described in this Agreement, enforce obligations or conduct the activities contemplated under this Agreement, but only to the extent that any such disclosure is necessary for such purposes.

iv)
Either Party’s and their Affiliates’ obligations of confidentiality and restricted use under this Agreement shall remain in full force and effect after expiration or earlier termination for a period of *** (***) ***.

6.2 Press Release & Disclosures required by Law

6.2.1
The Parties will mutually agree on the text of a press release announcing the execution of this Agreement, which shall be attached to this Agreement as Schedule 5.2.1 hereof.  Thereafter, if either Party desires to make a public announcement, presentation or statement concerning this Agreement or the terms hereof, such Party will give reasonable prior advance notice of the proposed text of such announcement, presentation or statement to the other Party for its prior review and approval, such approval not to be unreasonably withheld.  A Party will not be required to seek the permission of the other Party to repeat any information as to the terms of this Agreement that have already been publicly disclosed by such Party in accordance with the foregoing or by the other Party.

6.2.2
Notwithstanding the foregoing, each Party shall be permitted to make public disclosure of the terms of the Agreement or of Information relating to the Agreement to the extent such disclosure is required by applicable law (including securities laws or regulations) or by the rules and regulations of the United States Securities and Exchange Commission and/or any other governmental or regulatory agencies, or by the rules of the national securities or stock exchange or NASDAQ on which such Party’s shares are listed, provided that such Party shall use reasonable efforts to obtain confidential treatment of confidential financial and technical Information to the extent such treatment is possible under applicable law.  Each Party agrees that it shall reasonably cooperate in a timely manner with the other Party with respect to all such disclosures to the United States Securities and Exchange Commission and any other governmental or regulatory agencies or stock exchanges or NASDAQ, including requests for confidential treatment of confidential information of either Party included in any such disclosure. Such cooperation shall include at a minimum that the Party required to make a disclosure (i) provides a draft of any filing to the other Party in due time before the filing and (ii) undertakes reasonable efforts to incorporate any changes requested by the other Party.

7. TRADEMARK; INVENTIONS; INFRINGEMENT

7.1 Registration of the Trademark

7.1.1
J-C shall register and commercialize the Products in the Territory under a trademark (the “Trademark”) which shall be selected, registered and owned by J-C without ***.  J-C will be responsible for the filing, prosecution, maintenance and defense of all registrations of the Trademark in the Territory, and will be responsible for filing, prosecution, maintenance and defense of the Trademark in the Territory, including any costs associated therewith.

7.2 Disclosure of Know-How; Ownership of Inventions

7.2.1
From time to time during the Term, as a Party comes into Control of Know-How, such Party will promptly disclose such Know-How to the other Party, providing sufficient detail for the receiving Party to understand the utility of such Know-How.  The receiving Party may request, and the providing Party will promptly provide, sufficient supporting information to enable the receiving party to practice such Know-How.

7.2.2
As between the Parties, Pozen shall own the Pozen Inventions, J-C shall own the J-C Inventions.  As between the parties, each Party shall own an equal, undivided interest in all Inventions that are conceived, discovered, developed or otherwise made or reduced to practice, jointly by or on behalf of each Party or its Affiliates, during the term of this Agreement, in connection with activities conducted under this Agreement, and any and all intellectual property rights related thereto (“Joint Inventions”).  Each Party will promptly disclose to the other all potentially patentable Inventions that arise during the Term.  The Parties will confer and cooperate in good faith with respect to the prosecution and maintenance of patent applications and patents issuing therefrom that claim Joint Inventions (“Joint Patents”).  Each Party hereby agrees to take all actions and execute and deliver all documents reasonably necessary to file or prosecute Joint Patents.

7.3 Third Party Infringement Claims

7.3.1
 If a Product becomes the subject of a Third Party claim of patent infringement or misappropriation of know-how or confidential information relating to the manufacture, use, sale, offer for sale or importation of Product in the Territory, the Party first having notice of the claim will promptly notify the other Party, and the Parties will promptly meet to consider the claim and the appropriate course of action.  J-C will have the right, at its expense, to control the defense and settlement of any claim of patent infringement relating to its manufacture, use, sale, offer for sale or importation of Product in the Territory; provided, however, that Pozen will have the right, at its sole discretion, to participate in any such resolution and to be represented by counsel of its own choice at its own expense.  No settlement will be entered into without the written consent of Pozen if such settlement would substantially limit Pozen or any of its Licensees from practicing the Pozen Technology.

7.4 Infringement of Pozen Patents

7.4.1
Notification.  If either Party learns of any actual or threatened infringement in the Territory by a Third Party of a Pozen Patent or Joint Patent, including infringement arising from the manufacture, use, or sale of a product competitive with a Product, such Party will promptly notify the other Party and will provide such other Party with all available evidence of such infringement.  Each Party will use its reasonable efforts in cooperating with each other to terminate such infringement without litigation.

7.4.2
Infringement of Pozen Patents and Joint Patents.  J-C will have the right, but not the obligation, to bring, at its own expense and in its sole control, an appropriate action against a Third Party engaged in any infringement of a Pozen Patent or Joint Patent in the Territory.  If J-C does not bring such action within *** (***) days of notification thereof between the Parties, Pozen will have the right, but not the obligation, to bring, at its own expense and in its sole control, an appropriate action against such Third Party.  The Party not bringing an action under this Section 6.4.2 will be entitled to separate representation in such matter by counsel of its own choice and at its own expense, and will cooperate fully with the Party bringing such action.

7.4.3
Settlement; Allocation of Proceeds.  Neither Party will settle a claim brought under this Section 6.4 that would substantially limit the ability of J-C to sell the Product in the Territory, without the prior written consent of J-C (which consent will not be unreasonably withheld or delayed).  J-C will not, without the prior written consent of Pozen, settle any claim brought under this Section 6.4 involving Pozen Patents or Joint Patents that would:

i)	substantially limit Pozen’s ability to sell Pozen’s other products, containing triptans and NSAIDs anywhere in the world; or

ii)	grant rights to a Third Party to sell Pozen’s other products containing triptans and NSAIDs that infringe Patents owned by Pozen; or

iii)
result in an admission of invalidity or unenforceability of any Patent owned by Pozen.  If either Party recovers monetary damages from a Third Party in an action brought under this Section 6.4, relating to the infringement of a Pozen or Joint Patent, such recovery will be allocated first to the reimbursement of any expenses incurred by the Parties in the litigation under this Section 6.4, and any remaining amounts will be retained by the Party bringing such action.

8. CONSIDERATION

8.1 License Fee

8.1.1
In partial consideration for the license rights granted herein, J-C shall pay to Pozen an initial license fee of *** Euros ***.  However, in the event that the *** in *** requires J-C to *** as a condition of granting a Marketing Authorization in *** for the Commercial Product, Pozen shall refund the initial license fee of *** to J-C within *** (***) days of the date on which Pozen receives both a copy of the documentation in which the *** in *** makes such requirement and an invoice from J-C for such refund.

8.2 Milestone Events & Payments

8.2.1
In partial consideration of the license rights granted herein2.2, J-C shall pay Pozen the following milestone payment upon achievement of the milestone, which milestone payment shall be non-refundable and non-creditable:

8.2.2	Upon J-C’s receipt of approval of the MAA by the National Health Surveillance Agency in Brazil, J-C shall pay Pozen ***.

8.3 Royalty Payment

8.3.1	In partial consideration for the license right granted herein2.2, for Net Sales of all Products in the Territory, J-C shall pay to Pozen royalties in U.S. Dollars ($) amounting to:

i)	In each country of the Territory, during the longer of regulatory exclusivity or 10 Years from the date of First Commercial Sale in such country, an amount being *** per cent (***%) of Net Sales ;

ii)	after the duration set forth in Section 7.3.1 (i) in each country and for a term of 5 Years thereafter, an amount being *** per cent (***%) of Net Sales.

8.4 Payments; Reporting

8.4.1
During the Term, J-C will  report the amount of Net Sales of Product to Pozen within *** (***) Business Days of the end of each Calendar Quarter.  J-C will pay all royalty payments due to Pozen under Section 7.3.1 within *** (***) days of the end of each Calendar Quarter during which the Net Sales in respect of which such amounts are due were made.  Each payment of royalties owed to Pozen will be accompanied by a written statement of the amount of gross sales of Product and an itemized calculation of Net Sales.

8.4.2	Payment Method; Currency Conversion. All payments required under this Article 7 shall be made in U.S. Dollars ($).

i)
With respect to sales of Licensed Product invoiced in a currency other than U.S Dollar ($), such amounts and the amounts payable hereunder shall be expressed in their U.S. Dollar equivalent calculated using the following method:  For the upcoming calendar year, J-C shall provide: 1) a ***(s) to be used for the local currency of each country of the Territory and 2) the details of such ***(s) in writing to Pozen not later than *** business days after the ***(s) are available from J-C or its Affiliates, which is customarily at the end of ***. Such ***(s) will remain constant throughout the upcoming calendar year.  The ***(s) is calculated as a weighted average *** of the outstanding external foreign currency ***(s) of J-C and its Affiliates with third party banks. The ***(s) protects the transactional *** of J-C and its Affiliates in compliance with J&J  internal policy ensuring or establishing a systematic build up of a ***(s) (i.e. to *** the *** of ***), that has proper *** effectiveness (i.e. the ***(s) is expected to be effective in offsetting changes in the *** of the ***(s) to changes in the *** related to the ***) and that is not *** (i.e. entering into a ***(s) that does not reduce the *** of *** due to *** and entering into ***(s) associated with no ***).

ii)	For the purpose of computing the amounts due under this Agreement, any Euro-denominated payment shall be converted to U.S. Dollars by J-C following J-C’s ***, as outlined in Section 7.4.2.

8.4.3
Any amounts not paid by J-C when due under this Agreement will be subject to interest from and including the date payment is due through and including the date upon which J-C has made a wire transfer of immediately available funds into an account designated by Pozen at an annual rate equal to the sum of *** percent (***%) plus the annual prime rate of interest quoted in the Money Rates section retrieved from the on-line edition of The Wall Street Journal (at http://online.wsj.com), for the date on which payment was due, calculated daily on the basis of a 365-day year, or, if lower, the highest rate permitted under applicable law.

8.5 Audits.

8.5.1
During the term of this agreement, and for a period of *** (***) years thereafter, upon giving the other Party *** (***) days prior written notice, Pozen  (the auditing Party) has the right, no more than once during each  Year, to have an independent certified public accountant (“Accountant”) of its own selection and at its own expense audit the relevant books and records of account of tJ-C (the audited Party) in connection with  the calculation of Net Sales and the payment of milestones and royalties to be made under this Agreement  during normal business hours, to determine whether appropriate accounting and payment have been made hereunder provided, however, that such audit shall not cover such records which have been the subject of a previous audit and that the auditor shall report only as to the accuracy of the royalty statements and payments made.  Said audit shall take place at the site(s) in which the books and records are maintained unless otherwise mutually agreed upon by the Parties in writing. The Accountant will send a copy of the audit report to both Parties.

Either Party shall have *** (***) days from the date of receipt of the Accountant’s report to either accept the Accountant’s findings or serve notice on the other Party that it will contest the audit results and resolve such dispute through the mechanisms set forth herein if it has a good faith dispute regarding the results of the audit.

If, as a result of any inspection of the books and records of J-C, it is shown that J-C’s payments under this Agreement differed more than ***% to the amount due, then, in case of underpayment, J-C will make all payments required to be made to eliminate any discrepancy revealed by said inspection within *** (***) days. In case of overpayment, J-C will deduct the amount of such overpayment from its next royalty payment to POZEN.

POZEN will pay for such audits, except that if the royalty payments made by J-C were less than *** percent (***%) of the undisputed amounts that should have been paid during the period in question, J-C will pay the costs of the audit.

8.6 Taxes

8.6.1
Each Party will make all payments under Article 7 to the other Party under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

8.6.2
Any tax required to be withheld on amounts payable under this Agreement will promptly be paid by the Party making such payments (the “Paying Party”) on behalf of the Party receiving such payments (the “Receiving Party”) to the appropriate governmental authority, and the Paying Party will furnish the Receiving Party with proof of payment of such tax within *** (***) days of payment.  Any such tax required to be withheld will be an expense of and borne by the Receiving Party.

8.6.3
The Parties will cooperate with respect to all documentation required by any taxing authority or reasonably requested by the other Party to secure a reduction in the rate of applicable withholding taxes.

8.6.4
If the Paying Party had a duty to withhold taxes in connection with any payment it made to the Receiving Party under this Agreement but the Paying Party failed in its duty to withhold and pay taxes as set forth in Section 7.6.2, and such taxes are later assessed against and paid by the Paying Party, then the Receiving Party will indemnify and hold harmless  the Paying Party from and against such taxes ( including interest ). If the Paying Party makes a claim under this Section 7.6.4, it will comply with the documentation obligations imposed by Section 7.6.2 as if the Paying Party had withheld taxes from a payment to the Receiving Party.

9. WARRANTIES

9.1 Mutual Warranties

9.1.1	Each Party represents and warrants to the other Party that:

i)
such Party is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement;

ii)	such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement;

iii)
this Agreement has been duly executed by such Party and assuming due authorization, execution and delivery by the other Party, constitutes a valid and legally binding obligation of such Party, enforceable in accordance with its terms, subject to and limited by applicable laws;

iv)
with the exception of approval by applicable Regulatory Authorities, such Party has obtained, or is not required to obtain, the consent, approval, order, or authorization of any Third Party, or has completed, or is not required to complete any registration, qualification, designation, declaration or filing with, any Regulatory Authorities, in connection with the execution and delivery of this Agreement and the performance by such Party of its obligations under this Agreement, including any grant of rights to the other Party pursuant to this Agreement; and

v)
the execution and delivery of this Agreement, and the performance by such Party of its obligations under this Agreement, including the grant of rights to the other Party pursuant to this Agreement, does not: (i) conflict with, nor result in any violation of or default under any such instrument, judgment, order, writ, decree, contract or provision to which such Party is otherwise bound; or (ii) conflict with any rights granted by such Party to any Third Party or breach any obligation that such Party has to any Third Party.

9.2 Pozen Warranties

9.2.1	Pozen warrants and represents to J-C that as of the Effective Date:

i)
to its knowledge and belief, it is the owner of, or has rights (for at least as long as the term of this Agreement) to all of the *** including the *** ***, *** and/or *** by or on behalf of Pozen as of the Effective Date and is entitled to *** the *** and *** in the Territory *** to J-C and its Affiliates under this Agreement;

ii)	to its knowledge and belief, there are no *** interests or rights in the *** as of the Effective Date that may ***, *** or *** the *** by J-C of the *** to J-C under this Agreement;

iii)
to its knowledge and belief, it has not received written notification from any Third Parties that the *** of any of the *** as contemplated by this Agreement *** the ***, including but not limited to any ***, ***, *** or *** of any ***;

iv)	there are no *** in the Territory;

v)
neither Pozen nor its Affiliates have *** *** J-C any material information in the possession of and Controlled by Pozen related to whether or not the *** of the *** as contemplated by this Agreement *** the intellectual property rights, including but not limited to any patent, know-how, data protection or trade secret rights of any Third Party or of either Pozen or its Affiliates or Licensees; and

vi)
neither Pozen nor its Affiliates have *** J-C any material non-public information in the possession of and Controlled by Pozen related to the ***, ***, *** or *** of the Product(s) that (a) has been *** by J-C or its Affiliates, or (b) that a pharmaceutical company would *** to be *** to J-C’s evaluation of the ***, ***, *** and/or *** of the Compound or the Product(s);

vii)	that pursuant to Pozen’s *** with *** (listed in Schedule 8.2.1), Pozen *** to J-C the right to produce a Product containing more the *** of ***; and

9.3 J-C warrants and represents to Pozen that as of the Effective Date:

9.3.1
J-C has received all data and information made available to J-C as listed on Schedule 1.1.30 and has had an opportunity to discuss such data and information, with employees, consultants, suppliers, and contract manufacturers of Pozen.

9.4
EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES OR EXTENDS ANY OTHER REPRESENTATIONS OR ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WHETHER BY STATUTE OR OTHERWISE AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE OR USE OR NON-INFRINGEMENT, WITH RESPECT TO ANY PRODUCT, MATERIALS, INFORMATION, SERVICES, OR LICENSES PROVIDED TO THE OTHER PARTY PURSUANT TO THIS AGREEMENT.

10. LIMITATION OF LIABILITY; INSURANCE; INDEMNIFICATIO

10.1 Limitation of Liability

10.1.1
 IN NO EVENT WILL EITHER PARTY OR THEIR AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, TREBLE OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY; PROVIDED, HOWEVER, THAT THIS LIMITATION WILL NOT LIMIT THE INDEMNIFICATION OBLIGATION OF SUCH PARTY UNDER THE PROVISIONS OF THIS ARTICLE 9 FOR SUCH DAMAGES CLAIMED BY A THIRD PARTY.

10.2 Insurance

10.2.1
Each Party shall at its own expense either maintain with a reputable insurance company during the life of this Agreement and for a period of not less than three years thereafter adequate liability insurance policies issued in such coverage amounts as is customary for such party’s business and consistent with industry standards in the Territory; provided, however that J-C will maintain  commercial general liability and products liability insurance for in amounts not less than US$ *** per occurrence and US$*** annual aggregate  It is understood that such insurance held by either Party will not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 9.  Upon request of the other Party, each Party or their Affiliates will submit certificates evidencing such insurance to the other Party at the beginning of this Agreement and at each anniversary of the Agreement.

10.3 Indemnification

10.3.1
J-C shall defend and indemnify and hold harmless Pozen and its Affiliates including their respective directors, officers, agents, successors, assigns and employees (the “Pozen Indemnitees”), from and against any and all Losses arising from any claim, action or proceeding made or brought against Pozen Indemnitees by a Third Party (including a Licensee) arising from :

i)	J-C’s development, regulatory, manufacture, packaging, storage, marketing, use, sale, offer for sale, importation, distribution and/or promotional activities performed under this Agreement; and/or

ii)	J-C’s negligence or intentional misconduct in the conduct of its responsibilities pursuant to this Agreement;

iii)	as a result of J-C’s breach of its warranties and/or material obligations under this Agreement;

provided that J-C is not required to indemnify Pozen Indemnitees with respect to any Losses hereunder to the extent the same are caused in whole or in part by any negligent act or omission or intentional misconduct by Pozen Indemnitees.

10.3.2
Pozen shall defend and indemnify and hold harmless J-C and its Affiliates including their respective directors, officers, agents, successors, assigns and employees (the “J-C Indemnities”), from and against any and all Losses arising from any claim, action or proceeding made or brought against J-C Indemnities by a Third Party (including a Sublicensee) arising from:

i)	Pozen’s breach of its warranties and/or material obligations under this Agreement; and/or

ii)	of Pozen, its Affiliates or Licensees performing clinical trials and/or other types of testing or development of Products in the Territory provided that Pozen is not required to indemnify J-C Indemnities with respect to any Losses hereunder to the extent the same are caused in whole or in part by any negligent act or omission or intentional misconduct by J-C Indemnities.

10.3.3
Upon the filing of any claim or suit by a Third Party against the indemnified Party12.3, the indemnified Party shall promptly notify the indemnifying Party and permit the indemnifying Party (without creating any obligations thereon) to participate in and control the defence, settlement or compromise of such claim or suit, including the choice of counsel, at its own cost and expense. In such event, the indemnified Party shall reasonably assist, inform and co-operate with the indemnifying Party in defence of such claim or suit. In addition, the indemnified Party will have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit the defense of which has been assumed by the indemnifying Party.

10.3.4
The indemnified Party must not admit liability in respect of, or compromise or settle any such action without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld or delayed.

10.3.5
Notwithstanding the foregoing the indemnifying Party is not permitted to settle or compromise such claim or suit unless it involves full release of the indemnified Party or awards damages other than monetary damages unless otherwise agreed between the Parties, such consent not to be unreasonably withheld (provided that, for clarity, requests of the insurer shall be a consideration in the determination of whether withholding consent is reasonable).

10.3.6	Except as expressly provided herein12.3, neither Party has any obligation to indemnify the other Party against any Third Party claims.

10.4 Liability for Death, Personal Injury, Fraud and Willful Misconduct

10.4.1
Nothing in this Agreement excludes or limits either Party’s liability for: (i) death or personal injury of a Third Party caused by the negligence of a Party; or (ii) for fraud or fraudulent misrepresentation; or (iii) wilful misconduct.

11. TERM & TERMINATION

11.1 Term

11.1.1
This Agreement becomes effective as of the Effective Date and will, unless sooner terminated under Sections 10.2 and 10.3 hereof, expire on a country-by-country basis upon the later of expiration of *** for the commercialized Product in a country or 15 Years from the First Commercial Sale of the Commercial Product (the “Term”).

11.1.2	After the duration set forth in Section 10.1.1, Pozen grants to J-C a royalty free paid up license to continue to practice the license rights granted in Section 2.1.1 herein.

11.1.3
J-C and its Affiliates acknowledge that upon termination of this Agreement by J-C hereunder pursuant to Section 10.2 or by Pozen pursuant to Section 10.3, J-C will cooperate with Pozen to transfer to Pozen any *** in the Territory as well as rights to any *** by J-C to obtain any such ***, at Pozen’s expense as more fully described in Section 10.4.1(i)

11.2 Termination for Convenience

11.2.1
As long as J-C has not obtained a Marketing Authorisation for any of the Products in any country of the Territory, J-C may terminate this Agreement for convenience as a whole or on a country-by-country basis at any time by giving Pozen thirty (30) calendar days written notice.

11.2.2
Following receipt of the first Marketing Authorisation for any of the Products in any country of the Territory, J-C may terminate this Agreement as a whole or on a country-by-country basis for convenience at any time by giving Pozen ninety (90) days prior written notice.

11.3 Early Termination for Breach

11.3.1
Each Party reserves the right to terminate this Agreement if the other Party commits a material breach of its obligations and fails to remedy this breach within sixty (60) days of the notification of said breach by registered letter.  In the event that J-C commits a material breach of its obligations under this Agreement, with respect to a country of the Territory which is not remedied within the time set forth in this Section 10.3.1, Pozen may, at its option, terminate this Agreement with respect to the country to which such breach relates.

11.3.2	The Agreement may be further terminated by either Party, effective immediately:

i)
if the other Party is dissolved or liquidated, files or has filed against it a petition under any bankruptcy or insolvency law, makes an assignment for the benefit of its creditors or has a receiver or trustee appointed for all or substantially all of its property; or

ii)	in the event of Force Majeure pursuant to the provisions of Section 10.5.3 14.1.3 hereof.

11.4 Effect of Termination.

11.4.1
If Pozen terminates this Agreement pursuant to Section 10.3 for breach by J-C or this Agreement is terminated by J-C pursuant to Section 10.2, then all licenses granted to J-C by Pozen under this Agreement will terminate, and all rights therein will revert to Pozen.  Upon such termination, the following provisions apply:

i)
J-C will promptly assign and surrender to Pozen all *** for the Product and all ***.  J-C will take all actions reasonably necessary to timely effect the transfer of each such item to Pozen, including, without limitation, by making such *** as may be required with *** and other *** in the Territory that may be necessary to record such assignment or effect such transfer.

ii)
J-C will assign to Pozen, at Pozen’s request, J-C’s rights in any or all Third Party agreements for licenses, services or supplies necessary for the development, manufacture or commercialization of the Product, and Pozen will assume all of J-C’s obligations under any such assigned contract from the date of assignment.  J-C will act in good faith to assist Pozen to cause such Third Parties with which J-C has on-going arrangements that are necessary or useful to the development, manufacture, and commercialization of the Product, but which are not assignable or otherwise transferable to Pozen, to enter into similar arrangements with Pozen, at rates or on terms no less favorable to Pozen than those extended to J-C.

iii)	Effective upon the effective date of such termination, J-C hereby *** POZEN an ***, with the ***, *** any *** to ***, *** and *** in the Territory.

iv)
Effective upon the effective date of such termination, J-C will grant to POZEN an exclusive, royalty-free, irrevocable license, with the right to sublicense, to use the Trademark in the Territory solely for use in connection with marketing, sale and distribution of the Product in the Territory.

v)
J-C will, pursuant to a *** agreement to be negotiated in good faith by the Parties, *** Pozen, for use in the Territory, *** until the earlier of:  (A) *** (***) *** after the effective date of termination; or (B) establishment by POZEN of an *** for the Product on commercially reasonable terms.  J-C *** to POZEN at a *** to J-C’s ***.

vi)
In addition, if the First Commercial Sale of a Product has occurred at the time of such termination, then at Pozen’s election, (A) J-C will transfer to POZEN J-C’s existing *** as is in *** and ***, in its ***, ***, at J-C’s ***, or (B) J-C will have the right to *** its existing *** for a period not to exceed *** (***) months from the effective date of termination.  At the end of any such *** period, all *** will be transferred to Pozen, and Pozen will purchase such *** from J-C as is in *** and ***, in its ***, ***, at J-C’s ***.

11.4.2
In the event Pozen terminates the Agreement pursuant to Section 10.3.1 and is awarded money damages pursuant to the dispute resolution procedures described herein, any amount of damages awarded will be offset by the value of J-C’s *** and *** associated with the Products in the Territory as calculated by an independent arbitrator during the dispute resolution proceedings.

11.5 Force Majeure

11.5.1
No failure or delay by either Party or its Affiliates in the performance of any obligation hereunder is deemed a breach of this Agreement nor create any liability for any damages, increased cost or losses which the other Party or its Affiliates may sustain by reason of such failure or delay of performance, if the same shall arise from any cause or causes beyond the control of that Party or its Affiliates such as, without limitation, earthquake, storms, flood, fire, other acts of nature, epidemic, war, riots, hostility, public disturbance, cessation of transport, acts of public enemies, prohibition or act by a government or public agency, strikes or other labour disputes or work stoppage (collectively “Force Majeure”) provided, however, that the Party or its Affiliates so prevented shall continue to take all actions within its power to comply with its obligations hereunder as fully as possible and to mitigate possible damages.

11.5.2	The Party or its Affiliates so prevented shall without undue delay notify the other Party in writing thereof.

11.5.3
Should the event of Force Majeure continue for more than *** (***) consecutive calendar days, the Parties and their Affiliates shall settle the further execution of this Agreement through friendly negotiations as soon as possible and shall decide whether to modify or terminate this Agreement according to the effect of the event of Force Majeure. If no agreement can be reached within *** (***) calendar days, either Party or its Affiliates may terminate this Agreement on written notice effective immediately.

11.6 Assignment

11.6.1
This Agreement and each and every covenant, term and condition herein or made hereunder is binding upon and inures to the benefit of the Parties hereto and their respective successors, but neither this Agreement nor any rights hereunder may be assigned (other than in connection with a Change of Control)  by either Party without first receiving the prior written consent of the other Party..

11.7 Headings

11.7.1	Headings are inserted for convenience and do not affect the meaning or interpretation of this Agreement.

11.8 Waiver

11.8.1
The failure of either Party at any time to require performance by the other Party of any provision of this Agreement shall in no way affect the right of such Party to require performance of that provision, and any waiver by either Party of any breach of any provision of this Agreement must not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement. The remedies herein are cumulative and not exclusive of any remedies provided by law.

11.9 Notices

11.9.1
Any and all notices given by one Party to the other Party under this Agreement must be in writing and must be either delivered by hand, sent by registered or certified air mail (return receipt requested and, where applicable, postage prepaid), international courier service (with recording of date of receipt) or fax or electronic mail (promptly confirmed by return receipt and personal delivery either by express mail or express courier with return receipt requested) to the other Party's registered office address, as set out at the beginning of this Agreement or to such other address as the addressee shall have last furnished in writing to the addressor, or to the fax number as set forth below.

11.9.2	Notices sent to Pozen have to be directed to the attention of the Chief Commercial Officer.

Tel number: +1 (919) 913 1030
Fax number: +1 (919) 913 1039
With a copy to:  General Counsel
Pozen Inc.
1414 Raleigh Road, Suite 400
Chapel Hill, NC 27517
USA

11.9.3	Tel number: Fax number:Notices sent to J-C have to be directed to the attention of :

General Manager
Tel number:;
Fax number: (fax)

With a copy to:

Office of the General Counsel
Johnson & Johnson
One Johnson & Johnson Plaza
New Brunswick, NJ 08933
Fax No.:  +1-732-524-2788

11.10 Severability

11.10.1
Should any part of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provision will be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the Parties hereto.

11.11 Entire agreement

11.11.1	This Agreement constitutes the whole agreement between the Parties and supersedes any previous arrangement, understanding or agreement between them relating to the subject matter of this Agreement.

11.11.2
Each party acknowledges that, in entering into this Agreement, it has not relied on, and shall have no right or remedy in respect of, any statement, representation, assurance or warranty (whether made negligently or innocently) other than as expressly set out in this Agreement.

11.12 Amendments

11.12.1	Any amendment or modification to this Agreement shall only be made in writing and shall only be valid when signed by the due representatives of the Parties.

11.13 Binding Effect

11.13.1
Each Party hereby represents to the other that the execution, delivery and performance of this Agreement by it and its Affiliates and the consummation by it and its Affiliates of the transactions contemplated hereunder have been duly and validly authorised by all necessary corporate actions and that this Agreement has been duly and validly executed and delivered by it and its Affiliates, the individuals executing this Agreement having complete authority to bind their respective corporate entities.

11.14 Performance by Affiliates

11.14.1
Both Parties are entitled to exercise any or all of its rights and perform any or all of its duties under this Agreement through one or more of its Affiliates on condition that said Party shall guarantee due and satisfactory performance by any such Affiliate of any duty delegated to it and due and proper compliance by the said Affiliate with any obligations to which the Party in question is subject under this Agreement, including, without limitation of the foregoing, distribution of the Product and the performance of order entry and invoicing duties.

11.15 Cooperation in Trade Regulation Applications

11.15.1
If either Party or its Affiliates elects to make an application or applications to the relevant competition or trade regulation authorities within the Territory for comfort, negative clearance or exemption under competition or trade regulation laws with respect to this Agreement, the other Party and their Affiliates shall cooperate fully therein, including without limitation the preparation and submission of any necessary or advisable documents to such authorities on a joint basis with the other Party and its Affiliates. The Party or its Affiliates initiating such application shall inform the other Party of the progress of any such applications. The Party and its Affiliates who desires to make such applications shall bear all costs associated with any such applications (including legal fees), unless such applications are made by mutual agreement between the Parties, in which case all costs are equally borne between the Parties or their Affiliates, as applicable.

11.16 Counterparts

11.16.1
This Agreement may be signed in counterparts, each and every one of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers.  Facsimile and PDF signatures will be treated as original signatures.

12. GOVERNING LAW & JURISDICTION

12.1 Governing Law

12.1.1	The Parties agree that the construction, validity and performance of this Agreement are governed in all respects by the laws of New York, excluding its provisions regarding conflicts of law.

13. Dispute Resolution

13.1.1
All disputes arising under this Agreement will be discussed first by the Parties.  Either Party may, by written notice to the other Party, have any dispute between the Parties remaining unresolved after *** (***) days referred to their respective executive officers designated below or their successors for attempted resolution by good faith negotiations within *** (***) days after such notice is received.  Such designated officers are as follows:

For J-C:                                International Vice President – Latin America

For POZEN:                                Chief Executive Officer

13.1.2
 Any dispute that cannot be resolved pursuant to Section 12.1.1 shall be resolved by arbitration in accordance with the international arbitration rules of the International Centre for Dispute Resolution (“ICDR Rules”; see www.adr.org). The arbitration shall be conducted in the English language in Miami, Florida, by three arbitrators, one named by each party and the third appointed in accordance with the ICDR rules.  The arbitrators, by accepting appointment, undertake to exert their best efforts to conduct the process so as to issue an award within nine months of the appointment of the last arbitrator, but failure to meet that timetable shall not affect the validity of the award. The arbitrators shall decide the dispute in accordance with the law governing this agreement. The award of the arbitrators may be entered in any court of competent jurisdiction.

Remainder of Page Intentionally left Blank

IN WITNESS WHEREOF, the Parties have caused this instrument to be executed by their duly authorised representatives.

Cilag GmbH International	Pozen Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

By:

Name:

Title:

Date:

 Schedule 1.1.4 J&J Universal Calendar

2011 UNIVERSAL CALENDAR

	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

	***	***	***	***	***	***	***			***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***	***								***	***	***	***	***	***	***	***
***		***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***

***	***								***	***	***	***
***		***	***	***	***	***	***		***				***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***						***	***	***	***	***
					***	***	***								***	***	***

	***	***	***	***	***	***	***			***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***				***	***	***	***	***	***	***
***

***	***	***	***	***	***	***	***		***	***
***	***	***	***	***	***	***	***		***		***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
										***	***	***	***	***	***	***

***
***	***	***							***	***	***	***
***			***	***	***	***	***		***				***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***						***	***	***	***	***	***
					***	***	***									***

2012 UNIVERSAL CALENDAR

	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

	***	***	***	***	***	***	***			***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***	***	***							***	***	***
***			***	***	***	***	***		***			***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***									***
***	***	***	***						***	***	***	***	***	***
***				***	***	***	***		***						***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***				***	***	***	***	***	***	***
***
***
	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***	***								***	***	***	***
***		***	***	***	***	***	***		***				***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***	***	***	***	***					***	***	***	***	***	***
***					***	***	***		***						***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***				***	***	***	***	***	***	***
***

2013 UNIVERSAL CALENDAR

	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***

	***									***	***	***	***	***	***	***
***		***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***

***	***	***	***	***					***	***	***	***
***					***	***	***		***				***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***
***	***	***	***	***					***	***	***	***	***	***	***
***					***	***	***		***							***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***	***	***	***	***	***			***
***	***	***	***	***	***	***	***		***		***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
										***	***	***	***	***	***	***

***	***	***							***	***	***	***	***
***			***	***	***	***	***		***					***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***	***	***	***	***	***				***	***	***	***	***	***	***
***						***	***		***							***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

2014 UNIVERSAL CALENDAR

	***	***	***	***	***	***	***			***	***	***	***	***	***	***
***
	***	***							***	***
***			***	***	***	***	***		***		***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***	***	***	***	***	***				***	***	***	***	***
***						***	***		***					***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***

***	***	***	***	***	***				***	***	***	***	***	***	***	***
***						***	***		***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***

	***									***	***
***		***	***	***	***	***	***		***			***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***
***	***	***	***						***	***	***	***	***	***
***				***	***	***	***		***						***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
										***	***	***	***	***	***	***

***	***	***	***	***	***	***			***	***	***	***	***	***	***	***
***							***		***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
										***	***	***	***	***	***	***
										***	***	***	***	***	***	***

2015 UNIVERSAL CALENDAR

	***	***	***	***	***	***	***			***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***				***	***	***	***	***
	***	***	***	***	***	***	***	***							***	***

***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***				***	***	***	***	***	***	***
***

***										***
***	***	***	***	***	***	***	***		***		***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***								***	***	***
			***	***	***	***	***						***	***	***	***

***
***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***						***	***	***	***	***	***
	***	***	***	***	***	***	***	***								1
***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***									***	***
***	***	***	***	***	***	***	***		***		***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***								***	***	***	***
			***	***	***	***	***							***	***	***

2016 UNIVERSAL CALENDAR

	***	***	***	***	***	***	***			***	***	***	***	***	***	***	***
***
***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***	***								***	***	***	***
***		***	***	***	***	***	***		***				***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***
***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***				***	***	***	***	***	***	***
***
***
***	***	***	***	***	***	***	***		***		***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***								***	***	***	***
***		***	***	***	***	***	***		***				***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***						***	***	***	***	***	***	***
					***	***	***

2017 UNIVERSAL CALENDAR

	***	***	***	***	***	***	***			***	***	***	***	***	***	***
***
***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***								***
***			***	***	***	***	***		***		***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***								***	***	***	***
***			***	***	***	***	***		***					***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***					***	***	***	***	***	***
						***	***									***

***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

										***	***
***	***	***	***	***	***	***	***		***			***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***	***							***	***	***	***
***				***	***	***	***		***					***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***					***	***	***	***	***	***	***
						***	***

2018 UNIVERSAL CALENDAR

	***	***	***	***	***	***	***			***	***	***	***	***	***	***
***
***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***	***							***	***
***				***	***	***	***		***			***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***	***						***	***	***	***	***	***
***				***	***	***	***		***						***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***				***	***	***	***	***	***	***
***

***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***									***	***	***
***		***	***	***	***	***	***		***				***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***	***	***						***	***	***	***	***
***					***	***	***		***						***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***				***	***	***	***	***	***	***
***

2019 UNIVERSAL CALENDAR

	***	***	***	***	***	***	***			***	***	***	***	***	***	***
***
	***								***
***		***	***	***	***	***	***		***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***	***	***						***	***	***
***					***	***	***		***				***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***	***	***					***	***	***	***	***	***	***
***					***	***	***		***							***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***										***
***	***	***	***	***	***	***	***		***		***	***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***
	***	***								***	***	***	***
***			***	***	***	***	***		***					***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***	***	***	***					***	***	***	***	***	***
***						***	***		***							***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

2020 UNIVERSAL CALENDAR

	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***								***	***
***			***	***	***	***	***		***			***	***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***	***	***	***					***	***	***	***	***
***						***	***		***						***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

										***	***	***	***	***	***	***
***	***	***	***	***	***	***				***	***	***	***	***	***	***
***							***		***	***
***	***	***	***	***	***	***	***		***		***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

***
***	***	***								***	***	***
***			***	***	***	***	***		***				***	***	***	***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***	***	***						***	***	***	***	***	***
***					***	***	***		***							***
***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***

	***	***	***	***	***	***	***			***	***	***	***	***	***	***
***									***	***
***	***	***	***	***	***	***	***		***		***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
	***	***	***	***	***	***	***			***	***	***	***	***	***	***
										***	***	***	***	***	***	***

 Schedule 1.1.30 Pozen Technology

***

 Schedule 5.2.1 Press Release

FOR FURTHER INFORMATION:

Bill Hodges                                                                           Stephanie Bonestell
Chief Financial Officer	Manager, Investor Relations & Public Relations
(919) 913-1030                                                                           (919) 913-1030

POZEN ANNOUNCES LICENSING DEAL WITH CILAG GMBH, A DIVISION OF

JOHNSON & JOHNSON, FOR MT 400, MIGRAINE TREATMENT

Chapel Hill, N.C., March X, 2011 — POZEN Inc. (NASDAQ: POZN), a pharmaceutical company committed to transforming medicine that transforms lives, today announced that it has entered into a license agreement with Cilag GmbH International, a division of Johnson & Johnson, for the development and commercialization of MT 400 in Brazil, Colombia, Ecuador and Peru.  MT 400 is POZEN’s proprietary combination of sumatriptan and naproxen sodium, the first multiple mechanism triptan therapy for the treatment of migraine.  POZEN previously licensed U.S.-only rights to MT 400 to GlaxoSmithKline, who markets a different dose of MT 400 as Treximet® (sumatriptan and naproxen sodium).

Under the terms of the agreement, Cilag will be POZEN’s exclusive licensee for MT 400 in the licensed territory and will be responsible for the manufacturing, development and commercialization of MT 400.

Cilag will make an initial upfront payment to POZEN, followed by a milestone payment to POZEN upon the approval of MT 400 by the National Health Surveillance Agency of Brazil.  The agreement will expire on a country-by-country basis upon the 15th anniversary of the first commercial sale of MT 400 in each country.  During the first 10 years of sales, Cilag will pay POZEN a high single digit royalty on net sales of MT 400, followed by a low single digit royalty during the next 5 years.

“We are pleased to have reached an agreement with Cilag to develop and commercialize MT 400 in several countries in Latin America,” said Liz Cermak, Executive Vice President and Chief Commercial Officer of POZEN.  “This is a first step in bringing this novel migraine product to the millions of migraine patients living outside of the United States.  In addition, the income from this deal will help fuel the development and commercialization of our integrated aspirin ‘PA’ portfolio of products.”

MT 400 has been proven to be superior to triptan monotherapy on multiple efficacy endpoints.  In a previously published Phase 2 clinical trial involving 972 patients, POZEN announced that MT 400, using a marketed triptan and an NSAID, provided a greater than 50 percent improvement for sustained pain relief over triptan monotherapy with a similar side effect profile. Sustained pain relief is defined as patients achieving pain relief within two hours of dosing and neither relapsing nor using rescue medicine over the next 22 hours.

 Schedule 5.2.1 Press Release

About Migraine

Migraine afflicts between 10 – 12 percent of people, of which roughly three out of four migraine sufferers are women. Migraine attacks can last from 4 hours to 72 hours and are typically characterized by sharp pulsating pain on one side of the head, nausea, and extreme sensitivity to light and sound. While the precise mechanism of migraine is unknown, researchers believe migraine attacks are caused by acute inflammation surrounding selected vessels in the head. The average migraine sufferer experiences the first attack during the early teen years, and the attacks generally continue throughout adulthood.

About Treximet

Treximet was approved by the U.S. Food and Drug Administration (FDA) in April 2008 for the acute treatment of migraine attacks, with or without aura, in adults. The product is formulated with POZEN’s patented technology of combining a triptan with a non-steroidal anti-inflammatory drug (NSAID) and GlaxoSmithKline’s (GSK) RT Technology™. This migraine medication contains sumatriptan, a 5-HT1 receptor agonist that mediates vasoconstriction of the human basilar artery and vasculature of human dura mater, which correlates with the relief of migraine headache. It also contains naproxen, an NSAID that inhibits the synthesis of inflammatory mediators. Therefore, sumatriptan and naproxen contribute to the relief of migraine through pharmacologically different mechanisms of action.   As a result of this dual mechanism of action, Treximet has been shown to provide superior sustained pain relief compared to placebo and to both of the single mechanism of action components.

In May 2008, POZEN officially transferred to GSK the Investigational New Drug (IND) and New Drug Application (NDA) for the product. GSK is responsible for the commercialization of Treximet in the U.S. and POZEN receives a royalty based on net sales of Treximet from GSK.  Beginning January 1, 2010, that royalty rate increased to 18 percent.

POZEN also has ex-U.S. rights to develop and market sumatriptan and naproxen combinations at other doses.

For Full Prescribing Information see www.treximet.com.

About POZEN

POZEN Inc. is a progressive pharmaceutical company that is transforming how the healthcare industry addresses unmet medical needs. By utilizing a unique in-source model and focusing on integrated therapies, POZEN has successfully developed and obtained FDA approval of two self-invented products in two years – something almost no other small pharmaceutical company has done. Funded by these two milestone/royalty streams, POZEN is now creating a portfolio of cost-effective, evidence based integrated aspirin therapies designed to enable the full power of aspirin by reducing its GI toxicity. The lead candidate, PA32540, is being investigated for the secondary prevention of cardiovascular disease in patients at risk for aspirin-induced ulcers and has entered Phase 3 clinical trials. POZEN is retaining commercial control of the pipeline assets and will develop a 21st century sales and marketing organization using a new sales force model and digital communications. The Company's common stock is traded on The NASDAQ Stock Market under the symbol "POZN". For more detailed company information, including copies of this and other press releases, please visit: www.pozen.com.

Statements included in this press release that are not historical in nature are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You should be aware that our actual results could differ materially from those contained in the forward-looking statements, which are based on current market data and research (including third party and POZEN sponsored market studies and reports), management’s current expectations and are subject to a number of risks and uncertainties, including, but not limited to, our failure to successfully commercialize our product candidates; costs and delays in the development and/or FDA approval of our product candidates, including as a result of the need to conduct additional studies, or the failure to obtain such approval of our product candidates, including as a result of changes in regulatory standards or the regulatory environment during the development period of any of our product candidates; uncertainties in clinical trial results or the timing of such trials, resulting in, among other things, an extension in the period over which we recognize deferred revenue or our failure to achieve milestones that would have provided us with revenue; our inability to maintain or enter into, and the risks resulting from our dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including our dependence on GlaxoSmithKline for the sales and marketing of Treximet® and our dependence on AstraZeneca for the sales and marketing of VIMOVO™; competitive factors; our inability to protect our patents or proprietary rights and obtain necessary rights to third party patents and intellectual property to operate our business; our inability to operate our business without infringing the patents and proprietary rights of others; general economic conditions; the failure of any products to gain market acceptance; our inability to obtain any additional required financing; technological changes; government regulation; changes in industry practice; and one-time events, including those discussed herein and in our Annual Report on Form 10-K for the period ended December 31, 2010. We do not intend to update any of these factors or to publicly announce the results of any revisions to these forward-looking statements.

###